================================================================================

                                  SCHEDULE 14A
                                 (RULE 14A-101)
                    INFORMATION REQUIRED IN PROXY STATEMENT
                            SCHEDULE 14A INFORMATION
          PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE SECURITIES
                              EXCHANGE ACT OF 1934
                             (AMENDMENT NO.      )

Filed by the Registrant  [X]

Filed by a Party other than the Registrant  [ ]

Check the appropriate box:

[ ]  Preliminary Proxy Statement               [ ]  CONFIDENTIAL, FOR USE OF THE COMMISSION
                                                    ONLY (AS PERMITTED BY RULE 14a-6(e)(2))
[X]  Definitive Proxy Statement
[ ]  Definitive Additional Materials
[ ]  Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12.

                        WESTERN RESERVE BANCORP, INC.
               (NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

                                XXXXXXXXXXXXXXXX
    (NAME OF PERSON(S) FILING PROXY STATEMENT, IF OTHER THAN THE REGISTRANT)

Payment of Filing Fee (Check the appropriate box):
[X]  No fee required.
[ ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

     (1) Title of each class of securities to which transaction applies: .......

     (2) Aggregate number of securities to which transaction applies: ..........

     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined): ............

     (4) Proposed maximum aggregate value of transaction: ......................

     (5) Total fee paid: .......................................................

[ ]  Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1) Amount Previously Paid: ...............................................

     (2) Form, Schedule or Registration Statement No.: .........................

     (3) Filing Party: .........................................................

     (4) Date Filed: ...........................................................

================================================================================

                          WESTERN RESERVE BANCORP, INC.
                                4015 MEDINA ROAD
                                  P.O. BOX 585
                             MEDINA, OHIO 44258-0585
                              PHONE: (330) 764-3131






FELLOW SHAREHOLDERS:

    We cordially invite you to attend the Annual Meeting of Shareholders of Western Reserve Bancorp, Inc. to be held at Rustic Hills Country and Executive Club, 5399 River Styx Road, Medina, Ohio, on Wednesday, April 26, 2000, at 9:00 a.m.

    The notice of meeting and proxy statement accompanying this letter describe the specific business to be acted upon. We have also enclosed a copy of the Company's 1999 Annual Report to Shareholders.

    In addition to the specific matters to be acted upon, there will be a report on the operations of the Company and its wholly owned subsidiary, Western Reserve Bank. Directors and officers of the Company and Bank will be present to respond to questions that shareholders may have.

    It is important that your shares be represented at the meeting. WHETHER OR NOT YOU PLAN TO ATTEND IN PERSON, PLEASE MARK, SIGN, DATE AND PROMPTLY RETURN THE ENCLOSED PROXY IN THE ENVELOPE PROVIDED.

Sincerely,


/s/ P.M. Jones                                   /s/ Edward J. McKeon

P.M. Jones                                       Edward J. McKeon
Chairman of the Board                            President and
                                                 Chief Executive Officer




Medina, Ohio
March 27, 2000

                          WESTERN RESERVE BANCORP, INC.
                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
                                 APRIL 26, 2000


    The 2000 Annual Meeting of Shareholders (the "Annual Meeting") of Western Reserve Bancorp, Inc. (the "Company") will be held at Rustic Hills Country and Executive Club, 5399 River Styx Road, Medina, Ohio, on Wednesday, April 26, 2000, at 9:00 a.m., for the following purposes:

    1. To elect three (3) Class III directors to a three-year term, expiring at the annual meeting in 2003, or until their successors are elected and qualified;

    2.    To consider a shareholder proposal regarding "corporate democracy;"
          and

    3. To act upon such other matters as may properly come before the Annual Meeting or any adjournments thereof.

    Shareholders of record at the close of business on March 24, 2000 are entitled to notice of and to vote at the Annual Meeting.

    IMPORTANT: WHETHER YOU EXPECT TO ATTEND THE MEETING OR NOT, PLEASE MARK, DATE, SIGN AND RETURN THE ENCLOSED PROXY IN THE ENCLOSED, SELF-ADDRESSED ENVELOPE AS PROMPTLY AS POSSIBLE. THIS WILL NOT PREVENT YOU FROM VOTING IN PERSON IF YOU ARE PRESENT AT THE ANNUAL MEETING.


                                            By Order of the Board of Directors


                                            /s/ Cynthia A. Mahl

                                            Cynthia A. Mahl
                                            Secretary






Medina, Ohio
March 27, 2000

                          WESTERN RESERVE BANCORP, INC.
                                4015 MEDINA ROAD
                               MEDINA, OHIO 44256

                                 PROXY STATEMENT

                     INFORMATION CONCERNING THE SOLICITATION

    This proxy statement is furnished in connection with the solicitation of proxies to be used at the Annual Shareholders' Meeting (the Annual Meeting) of Western Reserve Bancorp, Inc. to be held on April 26, 2000 and any adjournments thereof. Western Reserve Bancorp, Inc. (the Company) is a one-bank holding company owning all of the stock of Western Reserve Bank (the Bank).

    The solicitation of proxies in the enclosed form is made on behalf of the Board of Directors of the Company. Whether or not you are able to attend in person, it is important that your stock be represented at the Annual Meeting. To make sure your shares are represented at the Annual Meeting, please vote on each matter specified on the enclosed proxy card and return it dated and signed in the enclosed prepaid envelope.

    The cost of preparing, assembling and mailing the proxy material will be borne by the Company. The Company does not intend to solicit proxies other than by use of the mails, but certain officers and regular employees of the Company, or its subsidiary, without additional compensation, may use their personal efforts, by telephone or otherwise, to obtain proxies. The proxy materials are first being mailed to shareholders on or about March 27, 2000.

    Unless revoked, the shares represented by proxies will be voted at the Annual Meeting and all adjournments thereof. Proxies may be revoked by (i) filing written notice thereof with the Secretary of the Company at the address above; (ii) submitting a duly executed proxy bearing a later date; or (iii) appearing at the Annual Meeting and giving the Secretary notice of your intention to vote in person. However, your mere presence at the Annual Meeting will not operate to revoke your proxy.

    The enclosed proxy solicited hereby, if properly signed and returned to the Company and not revoked prior to its use, will be voted in accordance with the instructions contained therein. IF NO CONTRARY INSTRUCTIONS ARE GIVEN, EACH PROXY WILL BE VOTED "FOR" PROPOSAL 1 AND "AGAINST" PROPOSAL 2 AS SET FORTH HEREIN AND IN ACCORDANCE WITH THE BEST JUDGMENT OF THE PERSONS NAMED IN THE PROXY ON ANY MATTERS WHICH MAY PROPERLY COME BEFORE THE MEETING.

                                VOTING PROCEDURES

    A quorum consists of a majority of the shares entitled to vote represented at the annual meeting in person or by proxy. Abstentions and broker non-votes (arising from the absence of discretionary authority on the part of a broker-dealer to vote shares of Common Stock held in street name for customer accounts) are counted for purposes of determining the presence or absence of a quorum for the transaction of business. Once a share is represented at the meeting it is deemed present for quorum purposes throughout the meeting or any adjourned meeting unless a new record date is or must be set for the adjourned meeting.

    The three nominees for director who receive the largest number of votes cast "FOR" will be elected as directors if a quorum is present. Shares represented at the annual meeting in person or by proxy but withheld or otherwise not cast for the election of directors, including abstentions and broker non-votes, will have no impact on the outcome of the election.

    The shareholder proposal that has been submitted would require amendement of the Company's Code of Regulations. Such amendment must be approved by a majority of the outstanding shares. Shares represented at the annual meeting in person or by proxy but not voted in favor of the proposal, including abstentions and broker non-votes, will constitute a vote against the proposal.


                          OUTSTANDING VOTING SECURITIES

    Shareholders of record at the close of business on March 24, 2000 are entitled to vote at the Annual Meeting. On that day there were issued and outstanding 320,267 shares of common stock. Each share of common stock is entitled to one vote on all matters. Shareholders do not have the right to cumulate their votes in the election of directors. In the event there are not sufficient votes for a quorum or to approve any proposal at the time of this Annual Meeting, the Annual Meeting may be adjourned in order to permit further solicitation of proxies.


                              BENEFICIAL OWNERSHIP

    Persons and groups owning in excess of 5 percent of the Company's stock are required to file certain reports regarding such ownership with the Company and the Securities and Exchange Commission (the "SEC"). A person who has or shares voting or investment power, or who has the right to acquire ownership at any time within 60 days, is considered the beneficial owner of the Company's stock.

    As of February 29, 2000, there was no one who was known to the Company to be the beneficial owner of more than five percent (5%) of the Company's outstanding common stock, no par value per share. The number of shares owned by directors and executive officers as a group follows:

    Name and Address of                              Amount and Nature of              Percent of
    Beneficial Owner                                 Beneficial Ownership                Class
------------------------------------------------------------------------------------------------------

        All directors and executive
        officers as a group
        (12 persons)                                    62,515 shares (1)               18.90%

(1) Includes 10,515 shares that represent options exercisable within sixty days.

                              ELECTION OF DIRECTORS

                        PROPOSAL 1: ELECTION OF DIRECTORS

    Pursuant to the terms of the Code of Regulations of the Company, the Board of Directors is divided into three classes, designated as Class I, Class II and Class III, with each class consisting of approximately one-third of the total number of directors as fixed from time to time by a majority of the directors or by a majority of the shareholders. The directors serve staggered three-year terms, so that directors of only one class are elected at each Annual Meeting of Shareholders. At the forthcoming Annual Meeting, the shareholders will be asked to elect three directors to serve in Class III, each of whom will serve until the annual meeting in 2003 or until a successor has been elected and qualified. Unless otherwise specified in any proxy, the proxies solicited and voted hereunder will be voted in favor for the election of the three nominees listed below. Each nominee is presently serving as a director of the Company. All nominees have consented to being named in this proxy statement and to serve if elected and the Board of Directors has no reason to believe that any of the named nominees will be unable to serve. However, if any such nominee prior to election becomes unable or refuses to serve and the size of the Company's Board is not reduced accordingly, the proxies will be voted for such substitute nominee as may be selected by the Board of Directors of the Company.

    The names of the nominees for director of the Company and the names of directors of the Company whose terms of office will continue after the Annual Meeting are listed in the following table. There were no arrangements or understandings pursuant to which the persons listed below were selected as directors or nominees for director.

     THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" THE ELECTION OF EACH
     NOMINEE.

                                             Western            Shares              Percentage of
                                             Reserve            of Stock            Common
Name and Principal                           Bancorp, Inc.      Beneficially        Stock
Occupation for the                           Director           Owned as of         (no par value)
Past Five Years (1)                 Age      Since              February 29, 2000   Outstanding
-----------------------------------------------------------------------------------------------------

CLASS III
NOMINEES FOR DIRECTOR WHOSE TERMS WILL END IN 2003

Michael R. Rose                     51       1997                    5,000              1.51%
President
Washington Properties, Inc.
(real estate development)

Glenn M. Smith                      58       1997                    5,000              1.51%
Retired President
Smith Bros. Inc.
(landscape materials supplier)


                                             Western              Shares                Percentage of
                                             Reserve              of Stock              Common
Name and Principal                           Bancorp, Inc.        Beneficially          Stock
Occupation for the                           Director             Owned as of           (no par value)
Past Five Years (1)                 Age      Since                February 29, 2000     Outstanding
------------------------------------------------------------------------------------------------------------

CLASS III (CONTINUED)
NOMINEES FOR DIRECTOR WHOSE TERMS WILL END IN 2003

Thomas A. Tubbs                     58       1997                   10,000                 3.02%
Chief Executive Officer
The Tubbs Group
(insurance and financial services)


CLASS I
CONTINUING DIRECTORS WHOSE TERMS END IN 2001 (4)

Bijay K. Jayaswal, M.D.             61       1997                    2,500                 0.76%
President
Bijay K. Jayaswal M.D., Inc.
(Physician)

P.M. Jones                          70       1997                    3,500                 1.21%
Vice President                                                         500 (3)
Transport Corporation, Inc.,
and TCI Leasing
(automotive leasing)

Ray E. Laribee                      57       1997                    3,000                 0.91%
Attorney & Partner
Laribee, Hertrick & Kray

                                             Western           Shares                  Percentage of
                                             Reserve           of Stock                Common
Name and Principal                           Bancorp, Inc.     Beneficially            Stock
Occupation for the                           Director          Owned as of             (no par value)
Past Five Years (1)                 Age      Since             February 29, 2000       Outstanding
------------------------------------------------------------------------------------------------------------


CLASS II
CONTINUING DIRECTORS WHOSE TERMS END IN 2002

C. Richard Lynham                   58       1997                   2,500                  0.76%
Owner, President & CEO
Harbor Castings, Inc.
(investment castings foundry)

Edward J. McKeon                    54       1997                   2,500                  3.18%
President and                                                       8,015 (5)
Chief Executive Officer
Western Reserve Bancorp, Inc.
and Western Reserve Bank

R. Hal Nichols                      57       1997                   5,000                  1.66%
Chairman and Director                                                 500 (2)
Austin Associates, Inc.
(financial institution
consulting firm)

Rory H. O'Neil                      56       1997                   6,500                  3.48%
Cofounder and Partner                                               5,000 (3)
Liberty St. Brewing Company
(restaurant and micro-brewery)



(1) Except as otherwise indicated, there has been no change in principal occupation or employment during the past five years. Mr. McKeon joined Western Reserve Bancorp, Inc. and its subsidiary, Western Reserve Bank, as President in October 1997. Mr. McKeon most recently was the President and Chief Executive Officer of Enterprise Bank, Solon, Ohio.
(2)  Owned by minor child(ren).
(3)  Owned by spouse.
(4) George R. Klein, a Class I director, resigned from the Board effective February 28, 1999. The Company has not yet filled this vacancy.
(5)  Options exercisable within sixty days.

                                 DIRECTORS' FEES

    During 1999, Western Reserve Bancorp, Inc. paid no salaries or fees to its non-officer directors. All of the directors and executive officers of the Company are also directors and officers of the Bank.


           COMMITTEES OF THE BOARD OF DIRECTORS AND MEETING ATTENDANCE

    The Board of Directors, which is responsible for the overall affairs of the Company, conducts its business through meetings of the Board. The Company's Board of Directors met thirteen times during fiscal year 1999. The Board of Directors of the Company has not established any standing audit, nominating or compensation committees. The Board of Directors of the Company nominates directors for election by shareholders.

    The Company is the parent holding company of Western Reserve Bank (the "Bank"), an Ohio bank having the same principal office address as the Company. The Company's only subsidiary and only significant asset is the Bank. The Board of Directors of the Bank met thirteen times for regularly scheduled meetings during 1999. The Board of Directors of the Bank has an Audit Committee, a Compensation Committee and an Executive Committee. The Audit and Compensation Committees of the Western Reserve Bank Board of Directors function as the audit and compensation committees, respectively, of the Company. The Audit and Compensation Committees are described below.

    The Audit Committee met twice during the last fiscal year. In March, the Audit Committee met with the Bank's and Company's independent accountants, Crowe, Chizek and Company LLP, to review Crowe, Chizek's audit of the 1998 financial statements, the scope of the audit and any additional items of importance such as internal accounting procedures and controls. Additionally, the Audit Committee met in December to review proposals for the 1999 year-end audit. At that meeting, the Committee voted to recommend to the Board of Directors that Crowe, Chizek and Company LLP be appointed as the Company's auditors for fiscal year 1999. Members of the Audit Committee were C. Richard Lynham (chairman), Glenn Smith and Thomas Tubbs.

    The Compensation Committee did not meet during the last fiscal year. This committee reviews executive compensation arrangements and benefits. The Compensation Committee is comprised entirely of outside directors. Committee members were R. Hal Nichols (chairman), P.M. Jones, Ray Laribee, Rory O'Neil and Thomas Tubbs.

    The Executive Committee was formed to address issues that require attention prior to the next scheduled Board meeting. The Executive Committee did not meet during 1999. Members of the Executive Committee were Rory O'Neil (chairman), Bijay Jayaswal, P.M. Jones, Ray Laribee, Edward McKeon, Mike Rose and Thomas Tubbs.

    During 1999, each member of the Board of Directors attended at least 75% of the meetings of the Board and the above committees of which he was a member.

                       COMPENSATION OF EXECUTIVE OFFICERS

    The following table is a summary of certain information concerning the compensation awarded or paid to, or earned by, the chief executive officer and any other executive officer whose compensation, as defined, exceeded $100,000 in 1999, during each of the last three fiscal years. The Company was organized in 1997 and had no employees until Mr. McKeon started with the Company on September 27, 1997.


                           SUMMARY COMPENSATION TABLE

                                                                                       Long-Term
                                                                                    Compensation                All Other
                                               Annual Compensation (1)                  Awards               Compensation (2)
                                               -----------------------              --------------           ----------------
    Name and Principal                                                                         Options
         Position                Year         Salary ($)        Bonus ($)          ($)           (#)               ($)
---------------------------- ------------- ----------------- ---------------- -------------- ------------- ------------------

Edward J. McKeon                 1999          125,000             -0-             -0-           -0-              $57,871
President and Chief              1998          125,000           27,500            -0-          32,062
Executive Officer                1997           35,066 (3)         -0-             -0-           -0-

(1) Mr. McKeon received certain perquisites, but the incremental cost of providing such perquisites did not exceed the lesser of $50,000 or 10% of his salary and bonus.

(2) Represents amounts paid for moving and related expenses under the Company's Relocation Plan.

(3)  Mr. McKeon commenced work for the Company on September 27, 1997.


     AGGREGATED OPTION/SAR EXERCISES IN LAST FISCAL YEAR AND FISCAL YEAR-END
                               OPTION/SAR VALUES

    The following table sets forth the total outstanding options of the Company held by named executive officers as of December 31, 1999 and the value of any unexercised options. As noted, no options were exercised in 1999 and no new options were granted to executive officers in 1999.

                                                          Number of Unexercised
                                                          Options/SARs at Fiscal     Value of Unexercised
                                                                 Year-End                In-the-Money
                                                                    (#)             Options/SARs at Fiscal
                                                             Exercisable (E)/           Year-End(1) ($)
                                  Shares Acquired on        Unexercisable (U)
            Name                     Exercise (#)
-------------------------------------------------------------------------------------------------------------

Edward J. McKeon                         -0-                     8,015 (E)                $ 8,015 (E)
                                                                24,047 (U)                 14,429 (U)

(1) Values are calculated by subtracting the exercise price from the fair market value of the stock as of year-end. The difference between the fair market value of $21.00 (bid price) and the exercise price of $20.00 is $1.00. There are 9,618 options that are not in-the-money.

                              EMPLOYMENT AGREEMENT

    The Company entered into an employment contract with Edward J. McKeon on August 25, 1997. The contract (as amended) provides that Mr. McKeon will serve as President of the Company and has a term that expires December 31, 2001, subject to earlier termination as set forth in the contract. In addition to an annual base salary of $125,000 per year, the contract also allows for adjustment to increase such amounts at the discretion of the Board of Directors of the Company comparable to that for other executives of the Bank. In addition, the employment agreement provides for fringe benefits to Mr. McKeon including life and disability insurance, a company automobile, reimbursement of moving expenses and vacation, and the reimbursement of appropriate business expenses, all of which the Board feels are appropriate for the President of the Bank and the Company. In addition, the employment agreement provides that in the event of termination of Mr. McKeon by the Company without "cause" (defined in the agreement as "his willful and repeated failure to perform his duties under the agreement unless cured within 30 days' notice"), the Company will be responsible for payment of the salary of Mr. McKeon through the date of termination, plus eighteen (18) months salary as severance. The agreement provides that the Company may terminate Mr. McKeon for "cause" with no further obligation to him. The employment agreement contains a covenant not to compete prohibiting Mr. McKeon from competing with the Company throughout the term of the employment agreement and for a period of two years after the termination of the agreement. The agreement also provided for the granting of options to Mr. McKeon to purchase shares representing up to ten percent (10%) of the Company's total outstanding shares at the conclusion of the initial offering of shares of the Company and the commencement of the operation of the Bank. Such options were granted and are discussed above.


                     TRANSACTIONS WITH MANAGEMENT AND OTHERS

    During the past year, certain directors and officers and one or more of their associates were customers of and had business transactions with the Company's bank subsidiary. All loans included in such transactions were made in the ordinary course of business and on substantially the same terms, including interest rates and collateral, as those prevailing at the same time for comparable transactions with other persons, and did not involve more than a normal risk of collectability or present other unfavorable features. The Company expects that similar transactions will occur in the future.

    Michael R. Rose, one of the Directors of the Company and the Bank, is in the business of real estate development and developed and built the building in which the Company and the Bank maintain their principal business office. Mr. Rose, doing business as Washington Properties, and the Company entered into a lease providing for the construction of a 2-story brick office building, 7,884 square feet of which have been leased for the main office of the Bank. The initial term of the lease is 10 years with two five-year renewal options. The initial rent under the lease was $104,463 per year, subject to adjustment as set forth in such lease. During 1999, total rent expense under the lease was $105,120. The Board of Directors approved the lease transaction with Mr. Rose abstaining from consideration of the matter. The Board believes that the rent to be paid to Mr. Rose and the other terms and conditions of the lease transaction are comparable to those which would be available from an unrelated party. As a requirement of the application for the chartering of the Bank filed with the Ohio Division of Financial Institutions, the Company obtained independent appraisals confirming the fair market value of such lease rates.

             SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

    Section 16(a) of the Securities Exchange Act of 1934 requires the Company's executive officers, directors and more than ten percent shareholders and certain persons affiliated with such persons ("Insiders") to file reports of ownership and changes in ownership with the Securities and Exchange Commission and the Company. Based solely upon written representations that no Form 5s (Annual Statement of Beneficial Ownership of Securities) were required and a review of copies of any Form 4s (Statement of Changes in Beneficial Ownership) furnished to the Company by Insiders, all Section 16 reporting requirements applicable to Insiders during 1999 were satisfied on a timely basis.


                        PROPOSAL 2: SHAREHOLDER PROPOSAL

    The Company has been notified that a shareholder of the Company intends to present the proposal set forth below for consideration at the Annual Meeting. The stock ownership of the proponent will be furnished by the Corporate Secretary of the Company to any person, orally or in writing as requested, promptly upon receipt of any oral or written request therefor. The shareholder proposal and supporting statement are set forth below in their entirety as presented to the Company.

                  SHAREHOLDER PROPOSAL AND SUPPORTING STATEMENT

Allen Wolff, DVM, 1553 S. Carpenter Road, Brunswick, Ohio 44212 has submitted the following proposal:

    When Western Reserve was looking for investors, I was delighted that they intended to be different than the ordinary bank corporation:

    1. that they would treat their customers with respect and courtesy and not nickel and dime them with fees.

    2. I was also elated that although the first group of directors were instrumental in providing the seed money , they DID NOT provide for themselves with scandalous retainers and meeting fees (indeed none), nor options to purchase stocks for the quick kill. The earliest "contract" provided for ever-increasing option prices for the chief bank executive, so that if the bank did not succeed, he did not get rewarded..

    3. We are all familiar with a number of large corporations which, while they underperform the market continually seek higher and higher compensation and retirement plans for their directors and executives. and, [sic] then give out more free and discounted stock to quote " make them feel more like shareholders". I contend they will feel more like shareholders if they spent their own money for stock.

    4. Except for two items (STAGGERED TERM FOR THE DIRECTORS AND COUNTING OF UNMARKED PROXIES), there are no glaring items of corporate governance presently being engaged in, to which I object. However, we have all known of entities that started out right and then gradually made rules to deny ordinary shareholders corporate oversight. While Western Reserve Bank Corporation [sic] is presently a small, local entity, with a devoted Board, there is no reason that it cannot be a leader for ALL corporations by adopting the following principles of CORPORATE
         DEMOCRACY:

                  A. Remain incorporated in the state of Ohio, where the corporation was first formed and presently functions. Many corporations have opted to change their incorporation to a more liberal state (namely Delaware) where corporate rules take away more rights of the shareholder.

                  B. Providing for annual election of directors. Throughout the country, shareholders are asking for annual election of Directors, but most Boards reject it for fear of disrupting their dynasty, but it is noteworthy that a number of prestigious firms have changed from staggered terms to annual elections. Among them are Chase Manhattan Banks, Ameritech, Time Warner, Lockheed-Martin, Campbell Soups, Atlantic Richfield, Pacific Enterprise, and Westinghouse (CBS). OCCIDENTAL PETROLEUM STATED IN ITS 1997 PROXY STATEMENT: QUOTE: "The current Board of Directors (of Occidental) recognizes that under current views of corporate governance, a classified board is believed to offer LESS protection against unfriendly takeover attempts than previously assumed, while frustrating stockholders in their exercise of oversight of the Board. This Board of Directors believes that the best interests of the stockholders are not currently served by maintaining a classified Board." Boards of Directors are omnipotent. If shareholders feel it becomes necessary to change certain practices, the only way to accomplish this is to elect someone to the Board who is more sympathetic to the "ordinary" shareholder Since [sic] only the Board of Directors nominates candidates (and a nomination from the floor is an exercise in futility), it must be possible (if necessary) to make these changes. By having annual elections, each Director must stand for election each year. With a "classified" Board, Directors remain in office for a longer period of time, without answering to the shareholders and it is almost impossible for the shareholders to replace one or more.

                  C. If the majority of proxies are cast in favor (or disfavor) of a proposal, the Board MUST accept and adopt those provisions. In 1998, 71% of the shareholders of Eastman Kodak Corporation wanted to change the "classified" Board to an annually elected Board, but the Board of Directors failed to do so.

                  D. If a shareholder makes a proposal to be printed in the proxy statement, the proposors [sic] name and address must be printed. While almost all shareholder proposals are objectionable to BOARDS OF [sic] Directors, they often frustrate their shareholders more by requiring them to go through extra steps to get more information on the proposal.

                  E. Term limits for Directors are necessary to insure not continuity of the same old thing, but fresh ideas and changes. The American people wanted term limits for our elected representatives but many government bodies found ways to skirt the issue, just as they have some other issues of morality, e.g. speaking fees, revealing outside financial interests etc.

                  F. Not allowing proxies not actually marked to be counted as voting with the Board. It doesn't take many more ergs of energy to make an X on the proxy than to merely sign it. Although this scheme is used by most corporations and BOLDLY MARKED ON THE PROXY and allowed by law, it is unsavory. Hundreds of stockholders nationwide have told me they were unaware of this practice even though BOLDLY MARKED ON THE PROXY. An unscrupulous lawyer could write resolutions so unintelligible that the ordinary shareholder would be frustrated, not know how to vote, and simply leave it unmarked.

                  G. Requiring shareholder approval of any major changes in compensation for Directors and executives, that differ from the original prospectus. Do you notice how our State legislature gives "legal" raises to themselves and their buddies AFTER ELECTION DAY, but never when there is a major change in the body of the legislature?

                  H. No retirement benefits for Directors. Most Boards are composed of people who receive compensation and retirement benefits from their present or former employer. Excessive salaries and benefits make it imprudent to make waves or to resign.

                  I. Have a separate item on the proxy to give discretionary voting power to those named as proxies. Many times, discretionary powers are given automatically by merely signing the proxy card. Many shareholders do not realize how this may take away some of their democratic rights. For instance, a former CEO of a New York utility was "caught with his hand in the cookie jar". The Board of Directors fired him, but were unable to remove him as a Director. When they saw they didn't have enough votes to remove him, they adjourned the meeting until they had coerced enough votes. While I agree that he should have been removed, I fault corporations for making their proxy statements too long and ambiguous , so that many shareholders don't read them and consequently either don't cast their "vote" or else give it away. Another example:
                      At the annual meeting of a Northern Ohio utility, a shareholder stood up and asked for the resignation of the CEO. The in-house counsel stood up and said that the motion was out-of-order. While I don't believe it was out-of-order, it was a futile effort because the proxies were being held by the corporate secretary, who was appointed by the CEO and beholding [sic] to him for her job.

                  J. When listing affiliations of nominees for Directorships, list all, including those that may represent even the slightest conflict of interest. In addition, if there is a change of name, don't fail to list service on the previous company.

    All Boards of Directors say that their main goal is enhancement of shareholder interests. However, many, year after year, seem to act mainly for their own self interests. While the present Board is acting (I believe) responsibly for the benefit of all the shareholders, it is possible that it may not in the future. Unlike some family corporations where absolute power remains with self reappointing family members, over 80% of Western Reserve shares are not owned by the Board and shareholders must be able to exercise some muscle in the unlikely event that it became necessary. Since the present management has no plans to deny rights to shareholders, they should have no objections to incorporating these principles.


                      THE COMPANY'S STATEMENT IN OPPOSITION

    THE BOARD OF DIRECTORS OF THE COMPANY RECOMMENDS A VOTE "AGAINST" THIS PROPOSAL FOR THE FOLLOWING REASONS.

    The Board of Directors has allowed Dr. Wolff's proposal to be presented to the shareholders, despite the fact that is does not comply with two requirements of the proxy regulations of the Securities and Exchange Commission (length of proposal and including multiple proposals). The Company has addressed this proposal in general terms since quibbling over each of the ten presented issues is deemed unproductive, distracting and expensive. The Company's response includes the following points:

- Most of the issues of the proposal reflect an orientation toward large multi-national corporations with disparate shareholder bases and a disengaged board and as such are not relevant to a start-up community bank and its holding company. For example, it in inconceivable that a Medina community bank would move its domicile out of the state of Ohio.

- Some of the issues in the proposal (particularly the elimination of a classified board) would weaken the Company's defense mechanisms against an unwanted takeover. The desire to start and maintain an independent bank in Medina was the principal reason that the Bank was organized in the first place. These anti-takeover provisions of the Articles of Incorporation and Code of Regulations were major selling points for shareholders of the Company and customers of the Bank.

    - Some of the points of the proposal are useful and are either being practiced or would be practiced should the occasion arise, but have no place being adopted in the Code of Regulations.

    - The anti-takeover provisions contained in the Articles of Incorporation and Code of Regulations were completely disclosed in the Prospectus offering the stock of the Company.

    - This Company and Bank are owned, for the most part, by local shareholders interested in maintaining a strong local bank. It is run by local people and directed by a local Board with similar goals and objectives. The common local bond will influence the future direction of this organization more than rewriting the governing documents.

    ACCORDINGLY, THE BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE "AGAINST" THIS PROPOSAL, AND YOUR PROXY WILL BE SO VOTED UNLESS YOU SPECIFY OTHERWISE.



                 SHAREHOLDER PROPOSALS AND DIRECTOR NOMINATIONS

    If any shareholder of the Company wishes to submit a proposal to be included in next year's Proxy Statement and acted upon at the annual meeting of the Company to be held in 2001, the proposal must be received by the Secretary of the Company at the principal executive offices of the Company, 4015 Medina Road, P.O. Box 585, Medina, Ohio 44258-0585, prior to the close of business on November 27, 2000. On any other proposal raised by a shareholder for next year's annual meeting, the Company intends that proxies received by it will be voted in the interest of the Company in accordance with the judgment of the persons named in the proxy and the proposal will be considered untimely, unless notice of the proposal is received by the Company not later than February 12, 2001.

    The Company's Code of Regulations establishes advance notice procedures as to the nomination, other than by or at the direction of the Board of Directors, of candidates for election as directors. In order to make a director nomination at a shareholder meeting it is necessary that you notify the Company not fewer than 14 days in advance of the meeting unless the Company provides shareholders less than 21 days notice of the meeting and then notice of the nominations must be given not later than the seventh day after the notice of the meeting was mailed. In addition, the notice must meet all other requirements contained in the Company's Code of Regulations. Any shareholder who wishes to take such action should obtain a copy of the Code of Regulations and may do so by written request addressed to the Secretary of the Company at the principal executive offices of the Company.


                              SELECTION OF AUDITORS

    Crowe, Chizek and Company LLP ("Crowe Chizek") has served the Company as its independent auditors since the Company's organization in 1997. Selection of auditors for the current year is intended to be made at a future meeting of the Board of Directors of the Company. Representatives of Crowe Chizek are expected to be present at the annual meeting of shareholders with the opportunity to make statements if they so desire and to be available to respond to appropriate questions raised at the meeting.

                                  OTHER MATTERS

    As of the date of this proxy statement, the Board of Directors is not informed of any matters, other than those stated above, that may be brought before the Annual Meeting. The persons named in the enclosed form of proxy or their substitutes will vote with respect to any such matters in accordance with their best judgment.



By Order of the Board of Directors of
Western Reserve Bancorp, Inc.


/s/ P.M. Jones                                  /s/ Edward J. McKeon

P.M. Jones                                      Edward J. McKeon
Chairman of the Board                           President and Chief Executive
                                                Officer

Medina, Ohio
March 27, 2000

                            WESTERN RESERVE BANCORP, INC.
           ANNUAL MEETING OF SHAREHOLDERS TO BE HELD ON APRIL 26, 2000
           -----------------------------------------------------------


WESTERN RESERVE                     THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS.
BANCORP, INC.
4015 MEDINA ROAD      PROXY         The undersigned hereby appoints C. Richard Lynham and Cynthia A. Mahl as Proxies,
P.O. BOX 585                        each with the power to appoint his or her substitute, and hereby authorizes them
MEDINA, OHIO 44258-0585             to represent and to vote as designated below, all the shares of stock of WESTERN
                                    RESERVE BANCORP, INC. held of record by the undersigned on March 24, 2000, at the
                                    Annual Meeting of Shareholders to be held on April 26, 2000, or any adjournment thereof.


1.       ELECTION OF THREE (3) CLASS III DIRECTORS:  Michael R. Rose, Glenn Smith and Thomas A. Tubbs

                  [ ] FOR ALL NOMINEES LISTED ABOVE (except as marked to the contrary below).

                  [ ] WITHHOLD AUTHORITY TO VOTE FOR ALL NOMINEES LISTED ABOVE.

                  (INSTRUCTION:  TO WITHHOLD AUTHORITY TO VOTE FOR ANY INDIVIDUAL NOMINEE, WRITE THAT NOMINEE'S NAME
                  ON THE SPACE PROVIDED BELOW.)

                  -----------------------------------------------------------------------------------------


2.       SHAREHOLDER PROPOSAL REGARDING CORPORATE GOVERNANCE:

                  [ ] FOR

                  [ ] AGAINST

                  [ ] ABSTAIN


3.       IN THEIR DISCRETION, THE PROXIES ARE AUTHORIZED TO VOTE UPON SUCH OTHER BUSINESS AS MAY
         PROPERLY COME BEFORE THE MEETING.


THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED                        PLEASE MARK, SIGN, DATE AND RETURN
IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED                       THE PROXY CARD PROMPTLY USING THE
SHAREHOLDER.  IF NO DIRECTION IS MADE, THIS PROXY                      ENCLOSED ENVELOPE.
WILL BE VOTED FOR PROPOSAL 1 AND AGAINST PROPOSAL 2.

Please sign exactly as name appears.  When shares are held             Signature
by joint tenants, both should sign.  When signing as executor,                   ---------------------------------
administrator, trustee or guardian, please give full title.
If a corporation, please sign full corporate name by                   Signature
President or other authorized officer.  If a partnership,                        ---------------------------------
please sign in partnership name by authorized person.
                                                                       Date
                                                                           ---------------------------------------

                                                                       [ ] I (we) PLAN TO    [ ] I (we) DO NOT PLAN TO
                                                                       attend the Annual Meeting of Shareholders
                                                                       on April 26, 2000.